MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-2
May 1, 2002 through May 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,070,509,928.25
B.	Level Pay Pool Balance of the Initial Rec		963,462,283.36
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		107,047,644.89
D.	Notes
	1.	Class A-1
		a.	Initial Balance				125,000,000.00
		b.	Note Interest Rate			6.72813%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-01
	2.	Class A-2
		a.	Initial Balance				300,000,000.00
		b.	Note Interest Rate			6.7200%
		c	Noteholders' Final Sched Pmt Date	15-Jul-03
	3.	Class A-3
		a.	Initial Balance				260,000,000.00
		b.	Note Interest Rate			6.7800%
		c.	Noteholders' Final Sched Pmt Date	15-Oct-04
	4.	Class A-4
		a.	Initial Balance				174,467,000.00
		b.	Note Interest Rate			6.8600%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-05
	5.	Class B
		a.	Initial Balance				65,339,000.00
		b.	Note Interest Rate			7.4200%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-05
E.	Certificates Initial Balance				80,418,606.00
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.760%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						54.96 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						53.32 months
J.	Number of Initial Receivables				49,424
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool			1.00%
	2.	Reserve Account Deposit on the Closing Date	10,052,246.06
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		22,617,553.64
L.	Yield Supplement Account Deposit on the Closing Date	6,860,752.89
M.	Yield Supplement Over Collateralization
	Balance on Closing Date					65,285,322.65
N.	Adjusted Principal Balance of Initial Receivables	1,005,224,606.00

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					591,743,505.87
B.	Level Payment Pool Balance				497,961,491.52
C.	Last Scheduled Payment Pool Balance			93,782,014.35
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		244,672,167.78
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		174,467,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		65,339,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					80,418,606.00
F.	Reserve Account Balance					16,035,463.61
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				386,311.28
I.	Yield Supplement Over Collatralization Balance 		26,846,732.09
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			27,154,939.65
L.	Weighted Average Coupon (WAC)				6.507%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	36.29
N.	Number of Contracts					38,154
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			1,330,904.73
	2.	Prepayments in Full				378,311.56
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		1,756,127.83
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				6,357.32
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid
		in Full Prior to Month of Maturity		0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				18,009,314.60
	2.	Collected Principal				18,003,413.93
	3.	Collected Interest				3,088,039.07
	4.	Repurchased Receivables Principal 		235,348.78
	5.	Repurchased Receivables Interest		1,866.62
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				557,424.32
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		541,162.99
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			16,261.33
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			25,125,483.07
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				227,333.32
		b.	Payments Due Prior to Cutoff
			Date on Subsequent Receivables
			Sold This Period			0.00
		b.	Current Month Actuarial Advances 	72,667.54
		c.	Reimbursement of Actuarial Advances
			(or payments due prior
			to Cutoff Date)				83,747.48
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				216,253.38
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				7,047.55
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				7,047.55
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled
			Payment Advances			4,609.55
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				4,609.55
	4.	Net Servicer Advances 				(11,079.94)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(4,178.97)
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			382,132.31
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	6.514%
L.	Weighted Average Remaining Maturity (WAM)		35.31
M.	Remaining Number of Receivables				37,484
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1030 	2.75%		18,678,728.23 	3.29%
	2.	60-89 Days
		Delinquent	189 	0.50%		3,481,408.86 	0.61%
	3.	90 Days or more
		Delinquent	177 	0.47%		3,354,680.86 	0.59%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	91 			1,391,813.20
	2.	Loans Defaulted During
		the Month	154
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,429,634.92
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				512,049.20
	5.	Level Payment Liquidation Proceeds		884,930.68
	6.	Last Scheduled Payment Liquidation Proceeds	28,348.74
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				779,862.57
P.	Pool Balances
	1.	Total Pool Balance				568,290,517.76
	2.	Level Pay Pool Balance				475,577,976.93
	3.	Last Scheduled Payment Pool Balance		92,712,540.83
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			20,951.09
B.	Collection Account Investment Income			29,064.63
C.	Payahead Account Investment Income			491.93
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			1,756,127.83
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			18,003,413.93
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,088,039.07
								22,847,580.83

B.	Last Scheduled Payment Principal
	Collections (Excluding Repurchases)			563,781.64
C.	Net Change in Payahead Account Balance 			4,178.97
D.	Net Liquidation Proceeds and Recoveries Received 	1,693,141.99
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					237,215.40
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(11,079.94)
H.	Yield Supplement Amount 				0.00
I.	Available Funds						25,334,818.89

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			21,731,739.09
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		21,731,739.09
B.	Total Required Payment
	1.	Total Servicing Fee  				493,119.59
	2.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				1,382,397.75
		d.	Class A-4				997,369.68
		e.	Class B 				404,012.82
		f.	Total Accrued Note Interest		2,783,780.25
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				21,731,739.09
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	21,731,739.09
	4.	Total Required Payment 				25,008,638.93
	5.	Available Funds					25,334,818.89
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				25,008,638.93
C.	Current Period Payments
	1.	Servicing Fee paid				493,119.59
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				1,382,397.75
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Interest Paid			2,783,780.25
	3.	Remaining Available Funds			21,731,739.09
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				21,731,739.09
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		21,731,739.09
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		16,035,463.61
	3.	Plus: Reserve Account Investment Income		20,951.09
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				16,056,414.70
	7.	Specified Reserve Account Balance		22,617,553.64
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		6,561,138.94
	9.	Funds Available for Deposit to
		Reserve Account					326,179.96
	10.	Amount Deposited to Reserve Account		326,179.96 	326,179.96
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			16,382,594.66
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00 		0.00
G.	Total Distributions							25,334,818.89

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	591,743,505.87 		568,290,517.76
	2.	Total Pool Factor	0.5527679		0.5308596
	3.	Level Pmt Pool Bal	497,961,491.52 		475,577,976.93
	4.	Level Pmt Pool Factor	0.5168459		0.4936135
	5.	Last Sched Pmt
		Pool Bal		93,782,014.35 		92,712,540.83
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	0.00 			0.00
		c. 	Class A-3 	244,672,167.78 		222,940,428.69
		d.	Class A-4	174,467,000.00 		174,467,000.00
		e.	Class B		65,339,000.00 		65,339,000.00
		e.	Total		484,478,167.78 		462,746,428.69
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.0000000		0.0000000
		c. 	Class A-3 	0.9410468		0.8574632
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		1.0000000		1.0000000
	8.	Certificate Balance	80,418,606.00 		80,418,606.00
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	564,896,773.78		543,165,034.69
	11.	Yield Supplement Over
		Collatralization	26,846,732.09		25,125,483.07

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.507% 			6.514%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	36.29 			35.31
	3.	Remaining Number of
		Receivables		38,154 			37,484


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,028,404.70
B.	Realized Losses for Collection Period Less Recoveries	1,248,542.13
C.	Cumulative Losses for all Periods  			28,403,481.78
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1030 	2.75%		18,678,728	3.29%
	2.	60-89 Days
		Delinquent	189 	0.50%		3,481,409	0.61%
	3.	90 Days or more
		Delinquent	177 	0.47%		3,354,681	0.59%
	4.	Vehicles Repossessed
		During Collection
		Period		91 	0.24%		1,391,813


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		5.38%
	2.	Preceding Collection Period			5.00%
	3.	Current Collection Period 			4.11%
	4.	Three Month Average 				4.83%

B.	Annualized Net Loss					2.53%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		1.46%
	2.	Preceding Collection Period			1.20%
	3.	Current Collection Period 			1.16%
	4.	Three Month Average 				1.27%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			25,104,504.46
	2.	Yield Supplement Amount from MMCA		0.00
	3.	Net Servicer Advances (if positive) 		0.00
	4.	Reserve Account Draw for Total
		Required Payment 				0.00
	5.	Deposit from Payahead Account  			4,178.97
	6.	Collection Account Investment Income  		29,064.63
	7.	Total Transfers Into Collection Account		25,137,748.06
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			493,119.59
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				11,079.94
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				(237,215.40)
		e.	Total To Servicer (Net of
			Total Repurchases)			266,984.13

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			24,515,519.34
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			326,179.96
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	29,064.63
		c.	Total to Certificate
			Distribution Account			29,064.63
	6.	Total Transfers from Collection Account		25,137,748.06

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			16,035,463.61
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	326,179.96
	2.	Reserve Account Investment Income 		20,951.09
	3.	Total Transfers Into Reserve Account		347,131.05
C.	Total Transfers In and Beginning Balance		16,382,594.66
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount			0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						16,382,594.66
F.	Total Distributions and Ending Balance			16,382,594.66

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			386,311.28
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		491.93
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		491.93
C.	Total Transfers In and Beginning Balance		386,803.21
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	4,178.97
	2.	Transfer Investment Income to Servicer 		491.93
	3.	Total Transfers From Payahead Account		4,670.90
E.	Payahead Account Ending Balance 			382,132.31
F.	Total Distributions and Ending Balance			386,803.21

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement
		Account						0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				24,515,519.34
	2.	Total Transfers Into Note Payment Account	24,515,519.34
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				23,114,136.84
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Payments to Noteholders		24,515,519.34
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			24,515,519.34

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		29,064.63
	3.	Total Transfers into Certificate
		Distribution Account				29,064.63
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			29,064.63
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			29,064.63

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				24,515,519.34
	2.	To Servicer (MMCA) 				266,984.13
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				326,179.96
	5 	To Certificate Distribution Account		29,064.63
	6.	Total Distributions From Collection Account	25,137,748.06

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				4,178.97
	2.	Investment Income to Servicer (MMCA) 		491.93
	3.	Total Distributions From Payahead Account	4,670.90

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			25,142,418.96
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				24,515,519.34
	2.	Servicer (MMCA)					267,476.06
	3.	Seller (MART)					0.00
	4.	Collection Account 				4,178.97
	5.	Certificate Distribution Account		29,064.63
	6.	Reserve Account					326,179.96
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		25,142,418.96